SCHEDULE 14A INFORMATION

(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

AllianceBernstein Global High Income Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Inbound, Outbound & Voicemail Scripts

Closed-End Funds

Inbound Line Messaging

Inbound – Closed Recording

Thank you for calling the AB Closed-End Funds proxy voting line. Our offices are now closed. Please call us back during our normal business hours, which are Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern time. Thank you and have a nice day.

Inbound – Call in Queue Message

Thank you for calling the AB Closed-End Funds proxy voting line. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

End of Campaign Message

Thank you for calling the AB Closed-End Funds proxy voting line. The Joint Meeting of Stockholders scheduled for August 3, 2026 has concluded. As a result, this toll-free number is no longer in service for proxy related stockholder calls. If you have questions about your investment in the AB Closed-End Funds, please contact your AB Advisor. Thank you.

Sodali & Co	Page 1
Version 1.0 | May 22, 2026

Outbound Call Script

Hello, my name is (CSR FULL NAME). May I please speak with (STOCKHOLDER’S FULL NAME)? (Repeat the greeting if necessary)

I am calling on a recorded line regarding your current investment in the «INSERT FUND NAME». Materials were sent to you for the upcoming Joint Meeting of Stockholders scheduled for August 3, 2026. We have not yet received your vote. The Board recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for response)

If YES:

If we identify any additional accounts before the meeting, would you like to vote them the same way as today?

(Proceed to confirming the vote)

If NO or the stockholder hasn’t received the info:

Stockholders are being asked to approve new investment advisory agreements to ensure continuation of the advisory services provided to each Fund. This transaction is not expected to result in any changes to the contractual investment advisory fees charged to the Funds, the portfolio management of any Fund or the nature and quality of services provided by the Adviser.

The Board recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for response and address any questions)

If the stockholder still chooses not to vote:

I understand. Thank you and have a good day.

If the stockholder is unavailable:

We can be reached toll-free at 800-344-6156 Monday to Friday, 10:00 AM to 11:00 PM Eastern. Thank you and have a good day.

Sodali & Co	Page 2
Version 1.0 | May 22, 2026

Confirming the vote:

I am recording your vote.

(Recap voting instructions)

For confirmation, please state your full name.

(Pause)

According to our records, you reside in (city, state, zip).

(Pause)

To confirm your address for the letter, please state your street address.

(Pause)

Thank you. You will receive written confirmation in 3 to 5 business days. Please review and retain it. If you have questions, call the toll-free number in the letter. Your vote is important and appreciated. Have a good (morning/afternoon/evening).

Sodali & Co	Page 3
Version 1.0 | May 22, 2026

Outbound Voicemail Script

Hello.

I am calling on behalf of your current investment in the «INSERT FUND NAME».

The Joint Meeting of Stockholders is scheduled to take place on August 3, 2026. All stockholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Your vote is important.

Please contact us as soon as possible, toll-free at 800-344-6156 Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time to cast your vote.

Thank you and have a good day

Sodali & Co	Page 4
Version 1.0 | May 22, 2026

For Use with FAs Clients:

Cut, paste, personalize and send via Outlook email.

Don’t forget to add any disclosure your firm may require.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC. (the “FUNDS”)

Subject: Proxy vote: Requesting your help

Dear [Client Name],

I’m reaching out because AllianceBernstein L.P. (“AB”) is asking stockholders to vote in connection with its Special Meeting of the Funds.

As a stockholder of record in one or both Funds, you are being asked to approve an investment advisory agreement for each Fund with AB.

Please note that you are being asked to vote because the current investment advisory agreement automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of AB. Equitable, the holder of a majority of the partnership interests in AB and the indirect parent of AllianceBernstein Corporation, the general partner of AB, and Corebridge Financial have entered into an agreement to merge. Because the merger may constitute an assignment of the current investment advisory agreement, a new investment agreement must be approved by stockholders to ensure continuation of advisory services.

THE BOARD RECOMMENDS YOU VOTE “FOR” THE PROPOSAL

You may be contacted by AB’s proxy solicitor, Sodali Fund Solutions, to vote on this proposal. I kindly ask you to participate by voting your shares today! If you vote early, you will not receive numerous emails and solicitation phone calls.

Here are convenient ways to vote:

•	By internet, touch-tone telephone or mail using the instructions listed on your voting form

•	Log on to www.proxyvotenow.com/abcef and enter the control number found on your voting form

•	You may be able to vote with a live agent by calling AB’s proxy solicitor, Sodali Fund Solutions at 888-905-7704

•	If you have questions, please call Sodali Fund Solutions at 888-905-7704 Hours: Monday - Friday 10:00 a.m.–11:00 p.m.

Thank you in advance for your help. Please feel free to contact me with any questions.

For additional information, please refer to the https://proxyvotinginfo.com/p/alliancebernstein2026.

Best,

[insert FA signature]

[Please add any disclosure your firm may require.]

Letter alerting Advisors of AB Proxy:

Cut, paste, personalize and send via Outlook email.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC. (the “FUNDS”)

Subject: Proxy vote: Requesting your help

Dear [FA Name],

Please note that AllianceBernstein L.P. (“AB”) will be commencing a Special Stockholder meeting of the Funds.

Your clients will be asked to vote on a proposal to approve an investment advisory agreement between the Funds and AB. The current investment advisory agreement automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of AB. Equitable, the holder of a majority of the partnership interests in AB and the indirect parent of AllianceBernstein Corporation, the general partner of AB, and Corebridge Financial have entered into an agreement to merge. Because the merger may constitute an assignment of the current investment advisory agreement, a new investment advisory agreement must be approved by stockholders to ensure continuation of advisory services.

Your clients who own the Funds will be contacted by our proxy solicitor, Sodali Fund Solutions, to vote on this proposal by email or in the mail and in some cases by telephone.

We kindly request your assistance in encouraging your clients to vote their shares. Here is the sequence of events and how your clients can vote:

•	Proxy voting forms will be mailed or emailed to stockholders on or about [XXXXX XX]

•	Outbound calls to stockholders who have not voted will begin [XXXX XX]

•	Your clients can vote using any of the convenient methods listed on their voting form

•	If they reach out to you, you can ask them to log on to vote their shares

•	Clients can give voting authority to you and allow you to vote on their behalf

•	Clients may vote by phone with you by conferencing in our proxy solicitor, Sodali Fund Solutions, at 888-905-7704

•	If you or your clients have questions, please call Sodali Fund Solutions at 888-905-7704

•	Monday - Friday 10:00 a.m.–11:00 p.m.

Once your client votes, calls and mailings will stop.

Thank you in advance for your help. Please feel free to contact me with any questions.

For additional information, please refer to the https://proxyvotinginfo.com/p/alliancebernstein2026.

Best,

SIGNATURE

Scan to Vote Online
PO Box 211230, Eagan, MN 55121-9984

IMMEDIATE ACTION NEEDED BELOW

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC. (the “AllianceBernstein Closed End Funds”)

Dear Stockholder:

We are writing to ask you to call us in connection with your shares held in one or more of the AllianceBernstein Closed End Funds above. The Special Meeting of Stockholders is to be held on August 3, 2026.

We have a few ways you can vote today. It takes 30 seconds to vote online and less than one minute by phone.

1) Scan the QR code in the right corner above to Vote Online – Quick and Easy!

2) Vote by Phone – call the number below and a live agent will record your vote.

Call to vote with a live agent

1-800-462-8619

AllianceBernstein has engaged Sodali Fund Solutions to solicit stockholders. At your earliest convenience, please call Sodali Fund Solutions or vote online using the QR code on the upper right-hand side of the page.

Hours of Operation:

•	Monday – Friday from 10:00 a.m. to 11:00 p.m. ET

•	Saturday from 12:00 p.m. to 5:00 p.m. ET

Have your reference number(s) ready. A representative will walk you through the voting process.

REFERENCE NUMBER(S):

Link to proxy statement and all materials: https://proxyvotinginfo.com/p/alliancebernstein2026.
The Proxy Statement contains important information about the proposals affecting your fund and therefore you are advised to read it.
AB CEF IA1

PLEASE VOTE YOUR SHARES TODAY!

Dear Stockholder:

As a stockholder in AllianceBernstein Global High Income Fund, Inc. and/or AllianceBernstein National Municipal Income Fund, Inc., you recently received a proxy communication via e-mail or in the mail in connection with the Special Meeting of Stockholders to be held on August 3, 2026.

Stockholders are being asked to consider and approve a new investment advisory agreement with AllianceBernstein L.P (“AB”).

Please note that you are being asked to vote because the current investment advisory agreement automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of voting securities of AB. Equitable, the holder of a majority of the partnership interests in AB and the indirect parent of AllianceBernstein Corporation, the general partner of AB, and Corebridge Financial have entered into an agreement to merge. Because the merger may constitute an assignment of the current investment advisory agreement, a new investment advisory agreement must be approved by stockholders to ensure continuation of advisory services.

All communications regarding this proxy will STOP within 3 business days of you voting your shares. You can vote right now by clicking the link below:

<< VOTE HERE >>

AllianceBernstein has engaged Sodali Fund Solutions to solicit their stockholders. If you would like to vote with a live agent, you can call Sodali Fund Solutions at:

1-800-481-0882

Hours of Operation:

•	Monday – Friday from 10:00 a.m. to 11:00 p.m. ET

•	Saturday from 12:00 p.m. to 5:00 p.m. ET

Link to all materials https://proxyvotinginfo.com/p/alliancebernstein2026.
The Proxy Statement contains important information about the proposals affecting your fund and therefore you are advised to read it.	AB_CEF NOBO_ED

Thank you in advance for your consideration on this important vote.

Link to all materials https://proxyvotinginfo.com/p/alliancebernstein2026.
The Proxy Statement contains important information about the proposals affecting your fund and therefore you are advised to read it.	AB_CEF NOBO_ED

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

July 2026

Dear Stockholder,

As a stockholder in AllianceBernstein Global High Income Fund, Inc. and/or AllianceBernstein National Municipal Income Fund, Inc. (collectively, the “Funds”), you recently received a proxy communication via e-mail or in the mail in connection with the Special Meeting of Stockholders to be held on August 3, 2026.

Stockholders are being asked to consider and approve a new investment advisory agreement with AllianceBernstein L.P (“AB”).

Please note that you are being asked to vote because the current investment advisory agreement automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of AB. Equitable, the holder of a majority of the partnership interests in AB and the indirect parent of AllianceBernstein Corporation, the general partner of AB, and Corebridge Financial have entered into an agreement to merge. Because the merger may constitute an assignment of the current investment advisory agreement, a new investment advisory agreement must be approved by stockholders to ensure continuation of advisory services.

After careful consideration, the Board unanimously recommends that you vote FOR the approval of the proposal. It is important that you exercise your right to vote. Please take a moment to sign, date and mail the enclosed card in the pre-paid envelope or follow the instructions below to vote by telephone or internet.

How will the merger affect my investment(s)?

The merger will not affect your investment(s). AllianceBernstein Board of Directors/Trustees, Senior Management Team and employees will continue to fulfill their daily responsibilities. It is also important for you to know:

➣	The approval of the new investment advisory agreement will NOT increase fees.

➣	The Funds’ investment objectives, investment strategies and investment processes will remain the same.

➣	The same AllianceBernstein Portfolio Managers will continue to oversee your funds.

Vote by Phone by calling 800-344-6156 and speaking with a proxy voting specialist today. Our representatives are available on weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions (“SFS”) at 800-344-6156. Please note that an SFS representative may call you to assist in voting.

Thank you,

AB CEF – REM1

ALLIANCEBERNSTEIN FUNDS

AB CEF – REM1

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

July 2026

Dear Stockholder,

The AllianceBernstein Global High Income Fund, Inc. and AllianceBernstein National Municipal Income Fund, Inc. (collectively, the “Funds”), Special Meeting of Stockholders is scheduled to be held on August 3, 2026.

While the Funds’ investment strategies and portfolio management teams will remain unchanged, stockholders are being asked to consider and approve a new investment advisory agreement with AllianceBernstein L.P. No management fee increase is proposed.

After careful consideration, the Board unanimously recommends that you vote FOR the approval of the proposal. It is important that you exercise your right to vote.

Please join your fellow stockholders by taking a few minutes to sign, date and mail the enclosed card in the prepaid envelope or follow the instructions below to vote by telephone or internet. Once we have received your vote, you will not receive any further communication related to this proxy solicitation.

Vote by Phone by calling 800-344-6156 and speaking with a proxy voting specialist today. Our representatives are available on weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions (“SFS”) at 800-344-6156. Please note that an SFS representative may call you to assist in voting.

Thank you,

ALLIANCEBERNSTEIN FUNDS

AB CEF REM2

Text Message #1

Dear Valued Stockholder,

You can help your AllianceBernstein funds avoid the expense of further proxy solicitation by promptly voting your shares.

Vote NOW by clicking the link below:

[Individual Link here] PENDING

To prevent any additional correspondence or phone calls, please contact us at 1-800-481-0882.

STOP to END

Text Message #2

Dear Valued Stockholder,

Nothing changes. Except we need your vote.

Vote NOW by clicking the link below:

[Individual Link here] PENDING

To prevent any additional correspondence or phone calls, please contact us at 1-800-481-0882.

STOP to END

Text Message #3

Dear Valued Stockholder,

Your [mutual fund/ETF] isn’t changing. But we still need your vote.

Vote NOW by clicking the link below:

[Individual Link here] PENDING

To prevent any additional correspondence or phone calls, please contact us at 1-800-481-0882.

STOP to END

AB RETETF TXT1

Text Message #4

Dear Valued Stockholder,

We’re almost there. Your vote gets us across the finish line.

Vote NOW by clicking the link below:

[Individual Link here] PENDING

To prevent any additional correspondence or phone calls, please contact us at 1-800-481-0882.

STOP to END

AB RETETF TXT1